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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Starbucks Corporation ("Starbucks") on Form 10-Q for the fiscal quarter ended July 2, 2006, as filed with the Securities and Exchange Commission on August 11, 2006 (the "Report"), I, Michael Casey, executive vice president, chief financial officer and chief administrative officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.


August 11, 2006                        /s/ Michael Casey
                                       -----------------------------------------
                                       Michael Casey
                                       executive vice president, chief financial
                                       officer and chief administrative officer